RADYNE COMSTREAM INC.
LIMITED  POWER  OF  ATTORNEY
For Execution of
SEC
Forms 3, 4 and 5


Know all by these presents, that the
undersigned
hereby constitutes and appoints Garry D. Kline, signing individually, his/her true and lawful attorney-in-fact to:


1	execute for and on
behalf of the undersigned Forms 3, 4 and 5 relating to Radyne Comstream
Inc. securities in accordance with Section
16(a) of the Securities Exchange
Act of 1934 and the rules thereunder;


2	do and perform any and all
acts for and on behalf of the
undersigned which may be necessary or
desirable to complete the execution
of any such Form 3, 4 and 5 and the
timely filing of any such form with
the United States Securities and
Exchange Commission and any other
authority; and

3	take any other
action of any type whatsoever in
connection with the foregoing which, in
the opinion of such
attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

	The undersigned hereby grants to such

attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this
Limited Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

IN
WITNESS WHEREOF, the undersigned
has caused this Limited Power of
Attorney to be executed as of this 7th day of October, 2002.



Signature

/s/Brian J. Duggan